Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

Description of transaction

Holiday RV Superstores, Inc. acquired 100% of the issued and outstanding stock of Hall Enterprises, Inc. (Hall, Inc.) on October 31, 2000. The total purchase price paid to the shareholders of Hall, Inc. was $1.4 million, consisting of 300,000 shares of unregistered Holiday common stock. The primary shareholder of Hall, Inc. will have the opportunity to receive additional consideration if certain budget projections, which were agreed upon by Holiday and the shareholder, are met.

Summary of earlier Fiscal 2000 acquisitions

Holiday acquired 100% of the issued and outstanding stock of County Line Select Cars, Inc. (County Line) on November 11, 1999. The total purchase price paid to the County Line shareholders was $6.5 million, consisting of $5.0 million cash and $1.5 million in notes convertible into Holiday common stock. In addition, Holiday advanced $1.6 million in cash to repay existing loans from the shareholders to County Line. The business combination was accounted for as a purchase. Holiday filed with the Commission a Current Report on Form 8-K on November 23, 1999, which was amended on Form 8-K/A on January 24, 2000.

Holiday acquired 100% of the issued and outstanding stock of Little Valley Auto & RV Sales, Inc. (Little Valley) on March 1, 2000. The total purchase price paid to the Little Valley RV shareholders was $3.4 million, consisting of $1.7 million cash and $1.7 million in a note convertible into Holiday common stock. In addition, Little Valley RV shareholders withdrew $321,000 of assets from Little Valley prior to the closing. Holiday filed with the Commission a Current Report on Form 8-K on March 13, 2000, which was amended on Form 8-K/A on May 15, 2000.

Pro forma

Holiday's historical fiscal year ends on October 31, while the historical fiscal years of County Line, Little Valley and Hall, Inc. end on December 31. For purposes of combining County Line, Little Valley and Hall, Inc.'s historical financial statements with Holiday's historical financial data in the pro forma combined balance sheet and pro forma combined statement of operations in this document, the unaudited financial statements of Holiday for the nine month period ending July 31, 2000 has been combined with the unaudited financial statements of County Line, Little Valley and Hall, Inc. to reflect the acquisitions as if they had occurred at the beginning of that nine month period. In addition, Holiday's audited financial statements for the year ended October 31, 1999 has been combined with County Line's unaudited financial statements for the twelve month period ended December 31, 1999, with Little Valley's audited financial statements for the year ended December 31, 1999 and Hall, Inc.'s audited financial data for the year ended December 31, 1999.

We have included this unaudited pro forma combined data only for the purpose of illustration, and it does not necessarily indicate what the operating results or financial position would have been if the combinations had been completed at the dates indicated. Moreover, this data does not necessarily indicate what the future operating results or financial position of the combined company will be. This unaudited pro forma combined summary of financial data should be read in conjunction with the historical financial statements of Holiday contained in the Company's Form 10-K for the year ended October 31, 1999 and Form 10-Q for the nine months ended July 31, 2000 and the financial statements of Hall, Inc., County Line and Little Valley.

                         HOLIDAY RV SUPERSTORES, INC.
                       PRO-FORMA COMBINED BALANCE SHEET
                                (in thousands)
                                   UNAUDITED

                                                                    HOLIDAY*      HALL, INC.        PRO-FORMA
                                                                    07/31/00      09/30/00      ADJUSTMENTS (Note 1)    PRO FORMA
                                                                    ---------     ---------     --------------------    ---------
CURRENT ASSETS:

   Cash and cash equivalents                                        $   4,618     $    (162)      (115) (a)             $   4,342
   Accounts receivable:
     Trade and contracts in transit                                     4,883           649                                 5,532
     Other                                                                161                                                 248
   Inventories, net                                                    57,394         3,216      1,166  (c)                61,775
   Deferred taxes & other                                                 877           (20)                                  858
                                                                    ---------     ---------                             ---------
        TOTAL CURRENT ASSETS                                           67,934         3,683                                72,755

   Property and Equipment, net                                         12,025           169         87  (c)                12,194

   Investment in subsidiaries                                                                     (153) (d)   153 (e)
   Goodwill                                                             6,187                    1,295  (b)                 7,482

   Noncurrent deferred taxes and other                                    927                                                 927
                                                                    ---------     ---------                             ---------
        TOTAL ASSETS                                                $  87,073     $   3,852                             $  93,358
                                                                    =========     =========                             =========
CURRENT LIABILITIES:

   Floor plan contracts                                             $  50,147     $   3,678                             $  53,826
   Accounts payable                                                     2,582           134                                 2,716
   Customer deposits                                                      186                                                 186
   Accrued expenses, and other current liabilities                      1,997           193        250  (c)                 2,440
   Current portion of capital lease obligations                           100                                                 100
   Current portion of notes payable - real property                       140                                                 140
   Current portion of deferred gain on leaseback transaction              49                                                   49
   Notes payable                                                        1,274                                               1,274
                                                                    ---------     ---------                             ---------
        TOTAL CURRENT LIABILITIES                                      56,474         4,005                                60,730

   Capital leases, less current portion                                   322                                                 322
   LIFO tax liability, less current portion                                                        751  (c)                   751
   Notes-real property, less current portion                            6,938                                               6,938
   Deferred gain on leaseback transaction, less
        current portion                                                   438                                                 438
                                                                    ---------     ---------                             ---------
        TOTAL LIABILITIES                                              64,173         4,005                                69,179
                                                                    ---------     ---------                             ---------

CONVERTIBLE NOTES                                                       3,232                                               3,232

STOCKHOLDERS' EQUITY (DEFICIT):
   Common stock $.01 par - shares
     authorized 23,000,000; issued
     7,640,000 and 7,940,000                                               76                        3  (d)                    79
   Common stock , no par, 1,250
     shares authorized, issued and
     outstanding                                                                        125                  (125) (e)        -
   Additional paid-in capital                                           5,737           206      1,275  (d)  (206) (e)      7,013
   Retained earnings                                                   14,397          (484)                  484  (e)     14,397
   Treasury stock, at cost                                               (542)                                               (542)
                                                                    ---------     ---------                             ---------
        TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                           19,669          (153)                               20,947
                                                                    ---------     ---------                             ---------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $  87,073     $   3,852                             $  93,358
                                                                    =========     =========                             =========

   *Includes Holiday RV, County Line & Little Valley


                                                            Note 1 - The pro-forma balance sheet has been prepared to reflect the acquisition of Hall Enterprises, Inc. by Holiday RV Superstores, Inc.
                                                            for an aggregate price of $1.4 million. Pro forma adjustments are made to reflect:

                                                            (a) Payment of an estimated $115,000 in acquisition costs.

                                                            (b) The excess of purchase price over the fair value of net assets acquired of Hall, Inc.

                                                            (c) Revaluation of Hall's inventory from LIFO to lower of cost or market and establishment of LIFO tax liability (to be consistent with
                                                                Holiday's inventory valuation).

                                                            (d) The issuance of 300,000 shares of unregistered common stock to the seller as part of the purchase acquisition.

                                                            (e) The elimination of the common shareholders' equity accounts.

                         HOLIDAY RV SUPERSTORES, INC.
                  PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    For the nine months ended July 31, 2000
                   (in thousands, except for per share data)
                                   UNAUDITED

                                      HOLIDAY        COUNTY LINE     LITTLE VALLEY       HALL, INC.       PRO-FORMA
                                     HISTORICAL      HISTORICAL       HISTORICAL         HISTORICAL      ACQUISITION
                                   9 MONTHS ENDED   11 DAYS ENDED   4 MONTHS ENDED     9 MONTHS ENDED    ADJUSTMENTS
                                      07/31/00        11/11/99         02/29/00           09/30/00        (Note 2)       PRO FORMA
                                   --------------   -------------   --------------     --------------    -----------    -----------
Sales and Service Revenue          $      122,454   $       3,196    $        3,501    $       10,230                   $   139,382

Cost of Sales and Service                 101,777           2,907             2,985             8,208                       115,878
                                   --------------   -------------    --------------    --------------                   -----------

Gross Profit                               20,677             289               516             2,022                        23,504

Selling, General and
    Administrative expenses                17,848             280               423             1,553           (4) (a)      20,101
                                   --------------   -------------    --------------    --------------                   -----------

Income from Operations                      2,829               9                93               469                         3,403

Amortization of Goodwill                     (196)                                                             (85) (b)        (281)

Interest Expense                           (3,336)            (33)             (104)             (290)        (108) (c)      (3,871)
                                   --------------   -------------    --------------    --------------                   -----------

Income before Income Taxes                   (704)            (24)              (11)              179                          (749)

Income Taxes (benefit)                       (195)                                                             (21) (d)        (216)
                                   --------------   -------------    --------------    --------------                   -----------

Net (loss) Income                  $         (509)  $         (24)   $          (11)   $          179                   $      (532)
                                   ==============   =============    ==============    ==============                   ===========

Basic (Loss) Earnings per
Common Share                                (0.07)                                                                            (0.07)

Diluted (Loss) Earnings per
Common Share                                (0.07)                                                                            (0.07)

Basic Shares                                7,274                                                 300                         7,574

Diluted Shares                              7,274                                                 300                         7,574


         Note 2 - The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisitions (County Line's pro forma adjustments are for the period of 11/01/99 - 11/11/99; Little Valley's pro forma adjustments are for the period of 11/01/99 - 02/29/00; and Hall, Inc.'s pro forma adjustments are for the period of 01/01/00 - 09/30/00):

         (a)   Little Valley: Reduction in depreciation expense resulting from the removal of $271,000 of fixed assets by the seller

         (b)   Amortization of goodwill on a straight-line basis over 20 years:
               County Line                                                             $           (7)
               Little Valley                                                                      (31)
               Hall, Inc.                                                                         (47)
                                                                                       --------------
                                                                                       $          (85)
         (c)   County Line:
               Reduction of interest income earned on cash balances
               due to use of $6.6 million cash in the acquisition and
               repayment of shareholder loans.                                         $          (19)

               Increase in interest expense on $1.5 million of convertible notes payable issued to the Sellers as part of the
               acquisition price, offset by a reduction in interest expense
               due to the repayment of $1.629 million of shareholder loans.                         2

               Little Valley:
               Increase in interest expense on $1.66 million convertible notes issued to the Seller, and interest expense on the $1.60
               million acquisition loan.                                                          (91)
                                                                                       --------------
                                                                                       $         (108)

         (d)   Increase in income taxes due to the acquired companys' income
               (previously not subject to income tax as a Sub-chapter S corporation), as well as the tax impact of adjustments (a) through (c).
               County Line                                                             $          (10)
               Little Valley                                                                       (4)
               Hall. Inc.                                                                          72
               Proforma adjustments                                                               (79)
                                                                                       --------------
                                                                                       $          (21)

                         HOLIDAY RV SUPERSTORES, INC.
                  PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                          For the year ended 10/31/99
                   (in thousands, except for per share data)
                                   UNAUDITED

                                       HOLIDAY RV        COUNTY LINE      LITTLE VALLEY       HALL, INC.     PRO-FORMA
                                       HISTORICAL        HISTORICAL        HISTORICAL         HISTORICAL    ACQUISITION
                                    12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED   ADJUSTMENTS
                                        10/31/99          12/31/99          12/31/99          12/31/99        (Note 3)    PRO FORMA
                                    ---------------   ---------------   ---------------   ---------------   -----------   ---------
SALES AND SERVICE REVENUE:

   Vehicle and marine               $        72,241   $        61,326   $        12,055   $        10,720                 $ 156,341
   Service, parts and accessories             6,234             5,388               521               910                    13,053
   Other, net                                 2,921             2,515               296               170                     5,901
                                    ---------------   ---------------   ---------------   ---------------                 ---------
Total sale sand service revenue              81,396            69,228            12,872            11,799                   175,295

COST OF SALES AND SERVICE:

   Vehicle and marine                        63,884            56,087            10,184             8,992                   139,146
   Service, parts and accessories             3,486             3,180               283               581                     7,530
                                    ---------------   ---------------   ---------------   ---------------                 ---------

Total cost of sales and service              67,370            59,266            10,467             9,573                   146,677

Gross Profit                                 14,026             9,962             2,405             2,226                    28,619

Selling, General and Admin. expenses         10,291             9,275             1,238             1,775      (15) (a)      22,565
                                    ---------------   ---------------   ---------------   ---------------                 ---------

Income from Operations                        3,735               687             1,167               451                     6,054

Amortization of Goodwill                                                                                      (385) (b)        (385)

Interest Income                                 555                74                71                       (462) (c)         238

Other Income (Expense)                                                             (153)               61                       (92)

Interest Expense                             (1,134)           (1,154)             (273)             (352)    (327) (d)      (3,240)

Gain on Sale of Assets                          319                 -                                                           319
                                    ---------------   ---------------   ---------------   ---------------                 ---------

Income before Income Taxes                    3,475              (394)              812               160                     2,894

Income Taxes                                  1,321                                                           (244) (e)       1,077
                                    ---------------   ---------------   ---------------   ---------------                 ---------
Net Income                          $         2,154   $          (394)  $           812   $           160                 $   1,818
                                    ===============   ===============   ===============   ===============                 =========
Earnings per Share:
Basic                                          0.30                                                                            0.24

Diluted                                        0.30                                                                            0.24

Basic Shares                                  7,184                                                   300                     7,484

Diluted Shares                                7,304                                                   300                     7,604

          Note 3 - The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisitions (County Line's pro forma adjustments are for the period of 01/01/99 -
          12/31/99; Little Valley's pro forma adjustments are for the period of 01/01/99 - 12/31/99; and Hall, Inc.'s pro forma adjustments are for the period of 01/01/99 - 12/31/99):

          (a) Little Valley: Reduction in depreciation expense resulting from the removal of $271,000 of fixed assets by the seller

          (b)  Amortization of goodwill on a straight-line
               basis over 20 years:
               County Line                                  $        (230)
               Little Valley                                          (92)
               Hall, Inc.                                             (63)
                                                            -------------
                                                            $        (385)

          (c)  County Line:
               Reduction of interest income earned on cash
               balances due to use of$6.6 million cash in
               the acquisition and repayment of shareholder
               loans.                                       $        (462)

          (d)  County Line:
               Increase in interest expense on $1.5
               million of convertible notes payable issued
               to the Sellers as part of the acquisition
               price, offset by a reduction in interest
               expense due to the repayment of $1.629
               million of shareholder loans.                           39

               Little Valley:
               Increase in interest expense on $1.66 million
               convertible notes issued to the Seller, and
               interest expense on the $1.60 million
               acquisition loan.                                     (366)
                                                            -------------
                                                            $        (327)

          (e)  Increase in income taxes due to the acquired
               companys' income (previously not subject to
               income tax as a Sub-chapter S corporation),
               as well as the tax impact of adjustments (a)
               through (d).
               County Line                                  $        (157)
               Little Valley                                          325
               Hall. Inc.                                              64
               Proforma adjustments                                  (476)
                                                            -------------
                                                            $        (244)